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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934

Date of Report (Date of earliest event reported) September 23, 2004

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as seller under a Pooling and Servicing Agreement, dated as of September 1, 2004, providing for, inter alia, the issuance of Mortgage Asset Backed Pass-Through Certificates, Series 2004-RS9)


                    Residential Asset Mortgage Products, Inc.
             (Exact name of registrant as specified in its charter)

              DELAWARE                 333-117232           41-1955181
  (State or Other Jurisdiction of     (Commission        (I.R.S. Employer
           Incorporation)              File Number)      Identification No.)

     8400 Normandale Lake Blvd.                               55437
             Suite 250                                     (Zip Code)
       Minneapolis, Minnesota
  (Address of Principal Executive
              Offices)


Registrant's telephone number, including area code, is (952) 857-7000

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                                      N/A
_______________________________________________________________________________
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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                    INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 - Other Events

Item 8.01 - Other Events

     On September 29, 2004, the Registrant will cause the issuance and sale of Mortgage Asset-Backed Pass-Through Certificates, Series 2004-RS9, Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5, Class A-I-6, Class A-II-1, Class A-II-2, Class A-II-3, Class M-II-1, Class M-II-2, Class M-II-3, Class M-II-4, Class M-II-5, Class SB-I, Class SB-II, Class R-I, Class R-II, Class R-III and Class R-IV Certificates (the "Certificates")pursuant to a Pooling and Servicing Agreement to be dated as of September 1, 2004, among the Registrant, Residential Funding Corporation, as Master Servicer and JPMorgan Chase Bank, as Trustee.

     In  connection  with the sale of the Series  2004-RS9,  Class A-I-1,  Class
A-I-2, Class A-I-3, Class A-I-4, Class A-I-5, Class A-I-6, Class A-II-1, Class A-II-2, Class A-II-3, Class M-II-1, Class M-II-2, Class M-II-3, Class M-II-4 and Class M-II-5 Certificates (the "Underwritten Certificates"), the Registrant has been advised by JP Morgan Chase & Co. and Residential Funding Securities Corporation (collectively, the "Underwriters"), that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-117232, which Computational Materials are being filed electronically as exhibits to this report.

           The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

           The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The
Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

           In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.

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Section 9 -  Financial Statements. Pro Forma Financial Information and Exhibits
Item 9.01(c) -  Exhibits

(a) Financial Statements.

               Not applicable.

(b) Pro Forma Financial Information.

               Not applicable.

(c)     Exhibits



                ITEM 601(A) OF
                REGULATION S-K
EXHIBIT NO.     EXHIBIT NO.             DESCRIPTION


   1                99                  Computational Materials




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           Pursuant to the requirements of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                              RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.



                              By:    /s/ Mark White
                              Name:  Mark White
                              Title: Vice President



Dated: September 23, 2004



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                   EXHIBIT INDEX


           Item 610(a) of
           Sequentially
 Exhibit   Regulation S-K Number
 Number    Exhibit No.             Description                 Page

   1       99                  Computational Materials     Filed Electronically



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